UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 1, 2007
Shutterfly, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-33031 (Commission File Number)	99-3330068 (IRS Employer Identification No.)

2800 Bridge Parkway, Suite 101, Redwood City, California (Address of Principal Executive Offices)	94065 (Zip Code)
(650) 610-5200
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)
[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On January 1, 2007, James H. Clark resigned as a member of the Board of Directors of Shutterfly, Inc. (the “Company”). Mr. Clark served as the Chairman of the Board and a member of the Compensation Committee. His resignation did not involve disagreement with the Company relating to the Company’s operations, policies or practices. A copy of Mr. Clark’s resignation correspondence is attached as an exhibit hereto.
Item 9.01.   Financial Statements and Exhibits.
(d) Exhibits.

Number	Description

99.01	Resignation correspondence for James H. Clark, dated as of January 1, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUTTERFLY, INC.
	By:	/s/ Stephen E. Recht
Stephen E. Recht
Date: January 8, 2007		Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.01	Resignation correspondence for James H. Clark, dated as of January 1, 2007.